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                     PHILADELPHIA CONSOLIDATED HOLDING CORP.

                              FIRST QUARTER RESULTS

                                 March 31, 1999


APRIL 22, 1999 PRESS RELEASE

Bala Cynwyd, PA - Philadelphia Consolidated Holding Corp. (PHLY-NASDAQ) today reported net operating income for the first quarter ended 03/31/99 increased to $5.256 million ($0.35 diluted and $0.43 basic operating earnings per share) vs. $4.516 million ($0.30 diluted and $0.37 basic operating earnings per share) for the same period in 1998. The Company's combined ratio for the quarter was 87.1% vs. 85.7% for the same quarter in 1998. Gross written premiums increased 44.1% in the quarter to $58.1 million vs. $40.3 million in the first quarter 1998. The first quarter net income, which included pretax realized losses on sale of securities of $0.5 million, increased to $4.937 million ($0.33 diluted and $0.40 basic earnings per share) vs. $4.518 million ($0.30 diluted and $0.37 basic earnings per share) for the same period in 1998.

James J. Maguire, Chairman, President & CEO said, "The recently announced acquisition of the Jerger Company, Inc. is proceeding as anticipated; and we are hopeful that a closing will take place before the end of the second quarter."

Our first quarter results were in line with our expectations and we continue to be optimistic about the balance of 1999."

Philadelphia Insurance Companies, rated "A+ (Superior)" by A.M. Best Company, and "A" by Standard and Poor's, markets and underwrites specialty property and casualty insurance products through 40 proprietary underwriting offices across the U.S. of A.
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            PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                                              As of
                                                                                                   --------------------------
                                                                                                     March 31     December 31
                                                                                                       1999           1998
                                                                                                   -----------    -----------
                                                                                                   (Unaudited)
            ASSETS
INVESTMENTS:
FIXED MATURITIES AVAILABLE FOR SALE AT MARKET (AMORTIZED COST $289,930 AND $278,557) ..........     $ 293,307      $ 283,718
EQUITY SECURITIES AT MARKET (COST $48,761 AND $43,441) ........................................        79,188         72,768
                                                                                                    ---------      ---------
     TOTAL INVESTMENTS ........................................................................       372,495        356,486


CASH AND CASH EQUIVALENTS .....................................................................        29,842         31,573
ACCRUED INVESTMENT INCOME .....................................................................         3,705          3,771
PREMIUMS RECEIVABLE ...........................................................................        29,122         27,769
PREPAID REINSURANCE PREMIUMS AND REINSURANCE RECEIVABLES ......................................        25,024         22,892
DEFERRED ACQUISITION COSTS ....................................................................        18,884         16,853
PROPERTY AND EQUIPMENT ........................................................................         5,433          4,877
OTHER ASSETS ..................................................................................         5,508          4,977
                                                                                                    ---------      ---------
     TOTAL ASSETS .............................................................................     $ 490,013      $ 469,198
                                                                                                    =========      =========
LIABILITIES AND SHAREHOLDERS' EQUITY
POLICY LIABILITIES AND ACCRUALS:
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSES ......................................................     $ 156,920      $ 151,150
UNEARNED PREMIUMS .............................................................................        72,178         64,787
                                                                                                    ---------      ---------
     TOTAL POLICY LIABILITIES AND ACCRUALS ....................................................       229,638        215,937

OTHER LIABILITIES .............................................................................        12,149          9,463
DEFERRED INCOME TAXES .........................................................................         6,947          7,410
                                                                                                    ---------      ---------
   TOTAL LIABILITIES ..........................................................................       248,734        232,810
                                                                                                    ---------      ---------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES:
COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY TRUST
 HOLDING SOLELY DEBENTURES OF COMPANY .........................................................        98,905         98,905
                                                                                                    ---------      ---------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
 PREFERRED STOCK, $.01 PAR VALUE, 10,000,000 SHARES AUTHORIZED, NONE ISSUED AND OUTSTANDING
COMMON STOCK, NO PAR VALUE, 50,000,000 SHARES AUTHORIZED, 12,330,825 SHARES ISSUED ............        44,915         44,796
NOTES RECEIVABLE FROM SHAREHOLDERS ............................................................        (1,477)        (1,680)
ACCUMULATED OTHER COMPREHENSIVE INCOME ........................................................        21,973         22,417
RETAINED EARNINGS .............................................................................        79,860         74,923
LESS COST OF COMMON STOCK HELD IN TREASURY, 110,980 AND 130,262 SHARES ........................        (2,897)        (2,973)
                                                                                                    ---------      ---------
       TOTAL SHAREHOLDERS' EQUITY .............................................................       142,374        137,483
                                                                                                    ---------      ---------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .............................................     $ 490,013      $ 469,198
                                                                                                    =========      =========

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            PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                  (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (Unaudited)


                                                                   For the Three Months
                                                                      Ended March 31,
                                                              ------------------------------
                                                                  1999              1998
                                                              ------------      ------------
REVENUES:
   NET WRITTEN PREMIUMS .................................     $     42,805      $     29,954
   CHANGE IN NET UNEARNED PREMIUM RESERVE (INCREASE) ....           (6,041)           (3,039)
                                                              ------------      ------------
   NET EARNED PREMIUMS ..................................           36,764            26,915
   NET INVESTMENT INCOME ................................            4,854             2,700
   NET REALIZED INVESTMENT GAIN (LOSS) ..................             (490)                3
   OTHER INCOME .........................................                                 57
                                                              ------------      ------------
         TOTAL REVENUE ..................................           41,128            29,675
                                                              ------------      ------------
LOSSES AND EXPENSES:
   LOSS AND LOSS ADJUSTMENT EXPENSES ....................           22,515            16,604
   NET REINSURANCE RECOVERIES ...........................           (2,253)           (1,206)
                                                              ------------      ------------
   NET LOSS AND LOSS ADJUSTMENT EXPENSES ................           20,262            14,858
   ACQUISITION COSTS AND OTHER UNDERWRITING
      EXPENSES ..........................................           11,777             8,219
   OTHER OPERATING EXPENSES .............................              519               533
                                                              ------------      ------------
       TOTAL LOSSES AND EXPENSES ........................           32,558            23,610
                                                              ------------      ------------
MINORITY INTEREST: DISTRIBUTIONS ON COMPANY OBLIGATED
   MANDATORILY REDEEMABLE PREFERRED SECURITIES OF
   SUBSIDIARY TRUST .....................................            1,811
                                                              ------------      ------------
INCOME BEFORE INCOME TAXES ..............................            6,759             6,065
                                                              ------------      ------------
INCOME TAX EXPENSE (BENEFIT):
   CURRENT ..............................................            2,045             1,720
   DEFERRED .............................................             (233)             (173)
                                                              ------------      ------------
       TOTAL INCOME TAX EXPENSE .........................            1,822             1,547
                                                              ------------      ------------
       NET INCOME .......................................     $      4,937      $      4,518
                                                              ------------      ------------
PER AVERAGE SHARE DATA
   BASIC EARNINGS PER SHARE .............................     $       0.40      $       0.37
                                                              ============      ============
   DILUTED EARNINGS PER SHARE ...........................     $       0.33      $       0.30
                                                              ============      ============
WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING ..............       12,209,391        12,262,983
WEIGHTED-AVERAGE SHARE EQUIVALENTS OUTSTANDING ..........        2,823,711         2,790,988
                                                              ------------      ------------
WEIGHTED-AVERAGE SHARES AND SHARE EQUIVALENTS
   OUTSTANDING ..........................................       15,033,102        15,053,971
                                                              ------------      ------------